CONFIDENTIAL TREATMENT REQUESTED
Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

GE - Aviation

LETTER AGREEMENT NO. 1
TO GTA No. 1-1026296

HAWAIIAN AIRLINES, INC
3375 KOAPAKA ST STE G350
P.O. BOX 30008
HONOLULU, HI
US
96819-1804

WHEREAS, General Electric Company, acting through its GE – Aviation business unit (hereinafter individually referred to as “GE”), GE Engine Services Distribution, LLC (hereinafter individually referred to as “GE-LLC”), and HAWAIIAN AIRLINES, INC (hereinafter individually referred to as “Airline”) (GE, GE-LLC and Airline being hereinafter collectively referred to as the “Parties”) have entered into General Terms Agreement 1-1026296 dated October 1, 2018 (hereinafter referred to as “GTA”); and
WHEREAS, the GTA contains the applicable terms and conditions governing the sale by GE and GE-LLC and the purchase by Airline of Spare Engines, related equipment and spare parts therefor in support of Airline’s GE powered fleet of aircraft from The Boeing Company (“Airframer”).
NOW THEREFORE, in consideration of the mutual covenants herein contained, the Parties agree as follows:

1.
Airline has entered into an agreement with Airframer to take delivery of ten (10) new firm GEnx-1B powered [***], 787-9, or [***] aircraft (the “Firm Aircraft”) and up to ten (10) Option Aircraft or Purchase Right Aircraft (the “Future Option Aircraft”, jointly the “Aircraft”) delivered direct from Airframer in accordance with the delivery schedule set forth in Attachment A hereto (the “Delivery Schedule”). Airline agrees to purchase and

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

take delivery of [***] Basic Engine and [***] Propulsor. However, as an alternative to [***] Basic Engine and [***] Propulsor, Airline may, in satisfaction of this initial requirement, elect to purchase and take delivery of [***] Basic Engines and [***] Propulsors from GE. In either case, Airline (starting with a spare Basic Engine) will maintain a Spare Engine to installed Engine ratio of not less than [***] in support of the Aircraft and Leased Aircraft (as defined in paragraph 2 below). Specifically, Airline will take delivery of first spare Basic Engine with delivery of the [***] Aircraft or Leased Aircraft, take delivery of second Spare Engine with delivery of the [***] Aircraft or Leased Aircraft, and providing Airline takes delivery of additional Aircraft or Leased Aircraft, Airline will take delivery of third Spare Engine with delivery of the [***] Aircraft or Leased Aircraft and a fourth Spare Engine with delivery of the [***] Aircraft or Leased Aircraft.

2.
Airline may lease from lessor(s) additional new GEnx-1B powered [***], 787-9, or [***] aircraft (“Leased Aircraft”), which Airline will add to this Letter Agreement unless otherwise prohibited by the lessor. Paragraph B, Special Guarantees, are extended for up to [***] Leased Aircraft. If more than [***] Leased Aircraft are leased, then the [***] for those Leased Aircraft above the cap of [***] Leased Aircraft will be covered in a separate amendment to this Letter Agreement. [***]

A. Special Allowances
In addition to the allowances passed to Airline by Airframer on GE’s behalf, GE agrees to provide the following allowances to Airline subject to the conditions set forth in Attachment B hereto:

1.	Aircraft Allowance
For each of the Aircraft delivered to Airline [***], GE will provide Airline with a per aircraft allowance for each such Aircraft in the amount of:

[***] for each shipset of GEnx-1B67 Engines purchased
[***] for each shipset of GEnx-1B70 Engines purchased
[***] for each shipset of GEnx-1B74/75 Engines purchased
(“Aircraft Allowance”)
Such per Aircraft Allowance is stated in January [***] and shall be subject to adjustment for escalation to the date of the scheduled Aircraft delivery to Airline in accordance with

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

the escalation formula set forth in Attachment D and subject to the Escalation Cap set forth in paragraph 4 below.
Each per Aircraft Allowance will be earned by Airline upon delivery of Aircraft to Airline. If Airline provides the Aircraft delivery date at least fifteen (15) business days prior to scheduled Aircraft delivery date for the first Aircraft delivery and at least five (5) business days for subsequent Aircraft, GE will provide the Aircraft Allowance directly to the Airframer. Airline shall continue to advise GE of any delivery date changes.
Otherwise, Aircraft Allowance will be made available to Airline within five (5) business days following receipt of written notice from Airline that it has taken delivery of each Aircraft in accordance with its purchase agreement with Airframer.
If GE provides the Aircraft Allowance to the Airframer and the actual delivery date is delayed more than 2 business days from the scheduled delivery date, and Airline has notified GE that it has requested Airframer to refund the Aircraft Allowance, and during such time GE has not received refund of the Aircraft Allowance from the Airframer and so notified Airline, then Airline will pay to GE interest on such amount, unless the delay is caused by GE. Interest will be calculated from the date of scheduled delivery to the actual delivery date of the Aircraft. Interest will be computed at [***].

2.	Spare Engine Allowance
In support of the required [***] Spare Engine to installed Engine ratio, GE agrees to provide Airline an allowance [***] of either [***] or [***] the invoice issued by GE for each Spare Engine purchased by Airline.
The [***] will be made available for Spare Engines resulting from the firm order of Aircraft.
The [***] will be made available for the purchase of Spare Engines required due to the acquisition of Leased Aircraft.
The Spare Engine Allowance [***] will be made available to Airline [***]. For the avoidance of doubt, the [***] only applies to the Spare Engine and not to any other items which may appear on the invoice.
While Airline has ten Firm Aircraft on order with the Airframer or delivered, [***] Spare Engines.
At any time that Airline has eleven and up to fifteen Aircraft on order or delivered, [***] Spare Engine. At any time Airline has [***] on order or delivered, [***] Spare Engine.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

3.	Price Protection for Future Option Aircraft
Airline has entered into an agreement with Airframer to take delivery the Firm Aircraft and up to ten (10) Future Option Aircraft. If Airline confirms any Future Option Aircraft with Airframer, GE agrees that, if requested by the Airframer, the applicable installed Engine price for such Future Option Aircraft will be the same as applicable January 2017 installed Engine price of the Firm Aircraft. The only adjustment to such Engine price will be in accordance with the terms of the [***] below. This [***] subject to the provisions in Attachment A.

[***], or such later date as may be agreed between Airline and Airframer. The total amount due will be calculated at the time of Airline’s notification to GE and will be due within five (5) days of such notification. [***].

4.	Rating Thrust Plug Loan
[***].

5.	Escalation Cap Installed Engines and Allowances
[***].

6.	Escalation Cap Spare Engines
[***].

B. Special Support
GE agrees to provide the following special support to the Airline:

1.	EIS Support
In preparation for Airlines entry into service (“EIS”), GE will assign a customer support manager and a field service engineer to help lead Airline through the checklist of items to be accomplished prior to first delivery.  [***], Airline and GE will develop and complete a checklist which may include a product support plan, training plan, flight ops briefing, initial provisioning plan, tooling list, development of the MPD, stress test, systems readiness test and more. [***], the customer support manager and the field service engineer will conduct on-site visits to ensure Airline is progressing to the agreed plan.  [***], GE will provide support in Honolulu to ensure that Airline has access to the necessary product support tools and online ordering systems, as well as ensuring a smooth EIS experience.  Airline will ensure adequate work space and access during this period. Following the initial delivery period, the Parties will mutually agree on the necessary support during the entry into revenue service [***].

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

2.	Enhanced Training Days
Section III of Exhibit B to the GTA will be modified as follows. The quantity of student days furnished to Airline will be [***]. [***].

C. Special Guarantees
GE agrees to provide the following special guarantees to Airline in support of the Aircraft, up to 10 additional Leased Aircraft, and Spare Engines described in this Letter Agreement [***]. These Special Guarantees are subject to the Basis and Conditions for Special Guarantees set forth in Attachment E hereto. Terms which are capitalized but not otherwise defined herein shall have the meaning ascribed to them in Section I of the GTA. If an Engine covered by any Special Guarantee delineated below, exhibits performance that is worse than the guaranteed performance value contained in such Special Guarantee, and such Engine has been retrofitted to incorporate non-GE approved life limited, flow path, or fuel delivery parts, or non-GE approved engine controls, it shall be the responsibility of GE to demonstrate that such part(s) has contributed to the performance deterioration for that Engine. In the event such demonstration has been made by GE, such Engine will be removed from the event calculation used to determine total fleetwide performance under the applicable Special Guarantee. Unless otherwise specifically indicated all of the Special Guarantees set forth below shall be effective [***] commencing upon the entry into revenue service of each Aircraft or Leased Aircraft (the “Guarantee Period”). None of the remedies or caps specified below are subject to escalation. These Special Guarantees are exclusively offered and administered by GE.
[***]. [***].

The obligations set forth in this Letter Agreement are in addition to the obligations set forth in the GTA. In the event of conflict between the terms of this Letter Agreement and the terms of the GTA, the terms of this Letter Agreement shall take precedence. Terms which are capitalized but not otherwise defined herein shall have the meaning given to them in Article I of the GTA.
Confidentiality of Information. This Letter Agreement contains information specifically for Airline and GE, and nothing herein contained shall be divulged by Airline or GE to any third person, firm or corporation, without the prior written consent of the other Parties, which consent shall not be unreasonably withheld; except (i) that Airline’s consent shall not be required for disclosure by GE of this Letter Agreements, to an Engine program participant, joint venture participant, engineering service provider or consultant to GE so as to enable GE to perform its obligations under this Letter Agreement or to provide informational data; (ii) to the extent

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

required by Government agencies, by law, or to enforce this Letter Agreement; and (iii) to the extent necessary for disclosure to the Parties’ respective insurers, accountants or other professional advisors who must likewise agree to be bound by the provisions of this paragraph. In the event (i) or (iii) occur, suitable restrictive legends limiting further disclosure shall be applied. In the event this Letter Agreement, or other GE information or data is required to be disclosed or filed by government agencies by law, or by court order, Airline shall notify GE at least thirty (30) days in advance of such disclosure or filing and shall cooperate fully with GE in seeking confidential treatment of sensitive terms of this Letter Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

CONFIDENTIAL TREATMENT REQUESTED
Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

Please indicate your agreement with the foregoing by signing two (2) duplicate originals as provided below.

Very truly yours,

HAWAIIAN AIRLINES, INC	GENERAL ELECTRIC COMPANY

By:	By:
Typed Name:	Typed Name:
Title:	Title:
Date:	Date:

GE ENGINE SERVICES DISTRIBUTION, LLC

By:
Typed Name:
Title:
Date:

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-
GE PROPRIETARY INFORMATION
LA -1 HAWAIIAN AIRLINES, INC - 1-1026296
(subject to restrictions on cover page)

ATTACHMENT A – Delivery Schedule

1.	Aircraft Delivery Schedule
Firm Aircraft         Installs
[***]        [***]

Spare Engine Delivery Schedule

[***]

2.	Aircraft/Engine Delivery Flexibility

[***]

3.	Delivery Delays and Cancellation Rights

[***]

4.	Options or Purchase Rights

Airline has the right with Airframer to purchase up to a total of ten (10) additional Option Aircraft or Purchase Right Aircraft [***].

5.	[***]

[***]

In the case where Airline exercises any of its rights in this Attachment A, Airline will not be detrimentally affected or incur any penalties, under the terms of this Letter Agreement.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

ATTACHMENT B

CONDITIONS FOR SPECIAL ALLOWANCES/DELAY/CANCELLATION

1.	Installed Engine Allowances
Installed engine allowance described herein apply to the Aircraft together with the Engines purchased by Airline directly from the Airframer. For the avoidance of doubt, this includes Aircraft subject to a sale lease back transaction.

2.	Allowance Not Paid
Allowances described herein will become unearned and will not be paid if Engines have been delivered to the Airframer for installation in Airline's Aircraft and, thereafter, for any reason, Airline's purchase order with the Airframer is terminated, canceled or revoked. Also, Allowances described herein will become unearned and will not be paid if Engines have been delivered to the Airframer for installation in Airline’s Aircraft and for any reason delivery of the Aircraft has been prevented or delayed (unless Airframer has failed to install the Engines on Airline’s Aircraft) [***].

3.	[***]

[***]

4.	[***]

[***]

5.	Assignability of Allowance
Any allowance described herein is exclusively for the benefit of Airline and is not assignable without GE's written consent, which should not be unreasonably withheld or delayed.

6.	Set Off for Outstanding Balance
[***].

7.	Cancellation of Installed or Spare Engines
Airline recognizes that harm or damage will be sustained by GE if Airline fails to accept delivery of the Spare Engines or the Engines installed on the Aircraft when duly tendered. Within thirty (30) days of any such cancellation or failure to accept delivery occurs, Airline shall remit to GE a cancellation charge [***], determined as of the date of scheduled Spare

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

Engine delivery to Airline. or to the aircraft manufacturer whichever is applicable. For Installed Engines, the [***]
The parties acknowledge such minimum cancellation charge to be a reasonable estimate of the minimum harm or damage to GE in such circumstances. Such minimum cancellation charge shall be deemed liquidated damages for such harm or damage.
GE shall retain any progress payments or other deposits made to GE for any such Engine. Such progress payments will be applied first to the minimum cancellation charge for such Engine. Progress payments held by GE in respect of any such Engine which are in excess of such amounts will be refunded to Airline, provided Airline is not then in arrears on other amounts owed to GE.

8.	Delay Charge for Installed or Spare Engines
In the event Airline is responsible, excluding any Excusable Delay, for a delay to the scheduled delivery date of a Spare Engine , or causes the delay of the scheduled delivery date of an installed Engine, [***], such delay shall be considered a cancellation and the applicable provisions hereof regarding the effect of cancellation shall apply.
[***]

9.	[***]

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

Attachment C

BASE PRICES FOR SPARE ENGINES AND ASSOCIATED EQUIPMENT Prices Applicable to Deliveries [***]

Item		[***]

1.	[***] [***]	[***]
2.	[***] [***]	[***]
3	[***] [***]	[***] [***]
	[***] [***]	[***] [***]
	[***] [***]	[***] [***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

A.
Base prices are effective for Spare Engines (including associated equipment and maximum climb thrust increase), Optional Equipment and Modules delivered to "AIRLINE" by GE on or [***]. The base prices are subject to adjustment for escalation.

B.
The selling price of GEnx-1B Spare Engines, Optional Equipment and Modules ordered for delivery after the period set forth in Paragraph A above shall be the base price then in effect, which base price shall be subject to adjustment for escalation in accordance with GE's then-current escalation provisions.

C.	*The Required Airframer Furnished Equipment pricing is for reference only. Actual price will be based on vendor catalog price.
D.	Required engine equipment definition subject to change by GE based on modifications in configuration, assembly processes, and/or shipping requirements.

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

ATTACHMENT D – ESCALATION OF INSTALLED ENGINES, SPARE ENGINES AND ALLOWANCES

GEnx-1B Escalation Formula
GEnx Engines and modules base prices are subject to adjustment for escalation in accordance with the escalation formula set forth below.
[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

ATTACHMENT E

BASIS AND CONDITIONS FOR SPECIAL GUARANTEES

[***]
In this section “Acts of God” means events which result from natural causes, external to the Engine, but excluding natural environmental conditions that the Engine is certified to withstand in normal operations consistent with the AMM.
Administration
The Parties shall agree regarding administration of the guarantees. Further, the guarantees are not assignable without the written consent of GE.
[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

ATTACHMENT F
[***]

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

ATTACHMENT G
[***]

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-

ATTACHMENT H
[***]

[***]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

GE Designated: -CONFIDENTIAL-